Exhibit 10.1

AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the “Amendment”) is executed and delivered by and among BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (together with its successor and assigns “Administrative Agent”) for the ratable benefit of BANK OF AMERICA, N.A. (“Bank of America”) and REGIONS BANK, an Alabama banking corporation (“Regions Bank”) (Bank of America and Regions Bank, together with their respective successors and assigns, are collectively referred to herein as the “Lenders”) and BHFS I, LLC, a Delaware limited liability company, BHFS II, LLC, a Delaware limited liability company, BHFS Ill, LLC, a Delaware limited liability company, BHFS IV, LLC, a Delaware limited liability company, BHFS Theater, LLC, a Delaware limited liability company, and Behringer Harvard Frisco Square LP, a Delaware limited partnership (collectively, the “Borrowers”). Borrowers, Administrative Agent, and Lenders are hereinafter each called a “Party” and collectively the “Parties.”

RECITALS

A.                               Effective on or about December 27, 2012, the Parties executed that certain Amended and Restated Loan Agreement (“Loan Agreement”) regarding the reinstatement, renewal, modification and extension of the Notes under the Loan Documents, evidencing the Loan.

B.                               The Parties desire to amend the Loan Agreement to revise the maturity dates of the Notes.

C.                               Capitalized terms used in this Amendment without definition herein have the meaning given to them in the Loan Agreement.

AGREEMENT

In consideration of the recitals and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrowers, and Guarantors agree as follows:

1.                                 Maturity Date. The definition of “Maturity Date” located in Exhibit “D” of the Agreement is deleted in its entirety and replaced with the following:

“Maturity Date” means, as to each Loan, February 1, 2018, as it may be earlier terminated or extended in accordance with the terms hereof”

2.                                 Execution and Delivery. This Amendment may be executed in any number of counterparts, and all counterparts taken together shall constitute a single executed agreement. This Amendment may be delivered electronically, including, but not limited to, in the form of a facsimile copy, subsequently confirmed by delivery of the original executed document.

3.                                 Notice of Final Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND ANY OF THE PARTIES.

IN WITNESS WHEREOF the parties have executed this Amendment this 29th day of March, 2013.

ADMINISTRATIVE AGENT and LENDER:

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Michael E. Olson
Michael E. Olson, Senior Vice President

LENDER:

REGIONS BANK, an Alabama corporation

By:
B. Lynn Johnston, Sr. Vice President

By:	/s/ John Cutcliff
John Cutcliff, Sr. Vice President

BORROWERS:

BHFS I, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS II, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS III, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS IV, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS THEATER, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BEHRINGER HARVARD FRISCO SQUARE LP, a Delaware limited partnership

	By:	BP-FS GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Michael J. O’Hanlon
Michael J. O’Hanlon, President and
Chief Executive Officer